[EXHIBIT 10.1.11]

                   LITERARY PURCHASE AGREEMENT
                   ---------------------------

This Agreement ("Agreement") is made as of December 22, 2003, by and between Mark C. Thomas ("Owner") and Film And Miracle
Entertainment, Inc., a California Corporation ("Purchaser").

Owner and Purchaser hereby agree as follows with reference to that certain literary material and screenplay entitled "The
Harder They Fall" a/k/a "Johnny Phoenix" (the "Work") written by
Owner .

1. GRANT OF RIGHTS. Upon the execution of this Agreement,
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Purchaser shall own, and Owner hereby sells, transfers, assigns and grants to Purchaser, exclusively and perpetually, throughout the universe, all right, title and interest in and to the Work (including all stories, plots, characters, characterizations, dialogue, screenplays, treatments, drafts revisions and other adaptations thereof whether heretofore or hereafter written by Owner or any other person) (the "Rights"), including, without limitation, the following: (a) all rights of copyright (including all renewals and extensions thereof); (b) the sole and exclusive motion picture (silent, sound, musical and/or talking) television and all other audio-visual rights, and allied and incidental rights, including radio, legitimate stage, theatrical, television (whether live, filmed, taped or otherwise recorded, and including series rights, subscription, pay, cable, satellite and free television rights), cassette, disc and other video devices, interactive, internet, sequel, remake, phonograph record, advertising, publication, novelization and promotion rights (including the rights to broadcast and/or telecast by television and/or radio or any other process, now known or hereafter devised, any part of the Work or any adaptation or version thereof, and announcements of and concerning same); (c) all rights to exploit, distribute and exhibit any motion picture or other production produced hereunder in all media now known or hereafter devised; (d) all rights to make any and all changes to ,and adaptations of the Work; (e) all merchandising, commercial tie-in, sound track, music publishing and exploitation rights; and (f) all other rights customarily obtained in connection with formal literary purchase agreements. Owner hereby waives and releases any and all "separated rights," "moral rights," rights to reversion of title to the 'Work, and any other rights or claims which Owner may have or hereafter acquire in the Work. Nothing contained in this Agreement shall be construed as requiring Purchaser to exercise or exploit any of the rights granted to or acquired by Purchaser under this Agreement. Owner shall be entitled to the customary passive royalties should there be any remake, sequel or television movie, mini-series, pilot, series, or spin-off.
Additionally, Owner shall have a turnaround or reversion rights to the original Screenplay if the motion picture is not produced within 5 years from the date of Purchase hereunder.

2. CONSIDERATION. In consideration for the sale and transfer of the Rights herein, Purchaser agrees to pay Owner three percent (3%) of the approved production budget for the Picture, with a minimum aggregate sum of Three Hundred Thousand Dollars ($300,000) and a maximum aggregate sum of Four Hundred Fifty Thousand Dollars.


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($450,000), payable as follows: (a) TWENTY FIVE THOUSAND DOLLARS
($25,000) upon funding of development and pre-production, and the balance on the earlier of the full funding of the Picture or the first day of principal photography. As additional compensation Owner shall be entitled to 3% of 100% of net profits, defined, accounted, computed and paid on a most favored nations basis with John Daly and all producers and directors in connection with the Work. The foregoing compensation shall be in addition to any compensation which Owner receives as a producer or performer in connection with the Picture.

3. EXECUTION AND DELIVERY OF AGREEMENT. Concurrently with the
   -----------------------------------
execution hereof, Owner is executing and delivering to Purchaser the Short Form Assignment which is attached hereto as Exhibit
"A."

4. CREDITS. Owner shall be entitled to credits as per WGA,
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whether or not WGA applies. Owner hereby waives and releases
Producer and its successors and assigns, in perpetuity, of and from any and all claims, demands, obligations and liabilities of every kind and character whatsoever relating thereto, provided, however, that Owner is not waiving any rights to receive credit. If the Picture is produced and the Work is the final shooting script without material changes, then Owner shall receive sole "story by" credit and "written by" screen credit in the main titles of the Picture. If the Work is rewritten, then Owner shall receive either sole or shared "written by" screen credit in the main titles of the Picture, if no more than 50% of the pages of th3 Work as written by Owner are changed in the final shooting script. In such a case, the determination as to whether to accord Owner sole or shared credit shall be at Producer's discretion. If more than 50% of the pages of the Work as written by Owner are changed in the final shooting script, then any screen credit to be accorded to Owner hereunder shall be at Producer's sole discretion. Any changes within the screenplay which affect Owner's writing credits must be material creative content changes and not merely cosmetic or font changes. Subject to the foregoing, all other aspects of any such credit shall be at Producer's sole discretion. No casual or inadvertent failure by Producer to comply with this paragraph, nor any failure by third parties, shall constitute a breach hereof.

5.  NO PARTNERSHIP. Nothing contained in this Agreement shall be
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construed to make Owner and Purchaser partners, joint venturers or agents of one another, or give Owner any interest whatsoever in any of the results or proceeds derived from the exercise of the Rights granted or agreed to be granted hereunder.

6. NO OBLIGATION TO PROCEED. Nothing contained herein shall be
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deemed to obligate Purchaser to produce motion pictures or
programs based on the Work or make any other use of any right, title or interest in and to the Work acquired by Purchaser hereunder.

7. REPRESENTATIONS AND WARRANTIES. Owner hereby represents and
   ------------------------------
warrants that: (a) the Work was written solely by and is original with Owner; (b) neither the Work nor any element thereof infringes upon any other literary property; (c) Owner is the sole


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and exclusive owner, throughout the universe, of all rights
(including the rights of copyright), title and interest of every kind in and to the Work as specified in Paragraph 1 hereof free and clear of any liens, encumbrances, claims or litigation, whether pending or threatened; (d) Owner has full and sole right and power to make and perform this Agreement; (e) that, to the best of Owner's knowledge (or that which Owner should have known in the exercise of reasonable prudence), the production or exploitation of any motion picture or other production based on the Work will not violate the rights to privacy of any person or constitute a defamation against any person, nor will production or exploitation of any motion picture or other production based on the Work in any other way violate the rights of any person or entity; and (1) the Work has not previously been exploited as a motion picture, television production, play or otherwise, and no rights have been granted to any third party to do so. Owner agrees to defend, indemnify and hold Purchaser and Purchaser's officers, shareholders, employees, successors and assigns, and each of them, harmless from and against any loss, claim, demand, liability, obligation, expense, lien, action and cause of action (including the payment of reasonable outside attorneys' fees and costs actually incurred, whether or not in connection with litigation) based on, or in connection with, or arising out of any uncured material breach or failure of any of Owner's material warranties, representations or covenants herein and hereunder .

8. FURTHER INSTRUMENTS. Owner agrees to duly execute, acknowledge
   -------------------
and ,deliver to Purchaser, or procure the due execution, acknowledgment, and delivery to Purchaser, of any and all further assignments and other instruments, consistent herewith and provided that Owner will have right to submit any documents to Owner's .attorney for any customary review or comment, in form approved by counsel for Purchaser (including, without limitation, the Short Form Assignment which is attached hereto as Exhibit "A"), necessary or expedient to further evidence or carry out and effectuate the purposes and intent of the parties as herein expressed and to convey to Purchaser all the Rights herein granted and agreed to be granted to Purchaser. If Owner shall fail, refuse or neglect to so execute and deliver or cause to be so executed and delivered any such assignment or other instrument, Purchaser shall be deemed to be, and Owner hereby irrevocably appoints Purchaser, the true and lawful attorney-in-fact of Owner (which appointment is coupled with an interest), with full right of substitution and delegation, to execute, verify, acknowledge and/or deliver any and all such assignments and other instruments and to do any and all acts and things reasonably required in the premises, in the name of Owner or otherwise.

9. TERMINATION OF RIGHTS AND RIGHT OF LAST REFUSAL If at any time
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Owner ()r any other party succeeding to Owner's termination interest, or otherwise claiming by or through Owner or any other party so empowered by law, is deemed to have any right to terminate any or all of the Rights granted to Purchaser hereunder pursuant to the Copyright Act or any other laws of the United States or any of its subdivisions or of any foreign country , nothing in this Agreement shall be deemed to preclude Owner from freely exercising said right to terminate; provided, however, Owner hereby agrees not to sell, license or otherwise dispose of the Rights to any party (other than Purchaser) on


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terms less favorable to Owner than those terms contained in
Owner's last offer to Purchaser, unless Owner first has offered such less favorable terms to Purchaser in writing and Purchaser has not, within thirty (30) days after the offering of such terms to Purchaser, accepted them by written notice to Owner. Purchaser shall not be required to meet any non-monetary terms which are not as readily performed by Purchaser as by any other party.

10. REMEDIES. In the event of any failure or omission by
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Purchaser constituting a breach of this Agreement, Owner's rights and remedies shall be limited to an action at law for damages, if any I and Owner shall have no right in such event to seek or obtain injunctive or other equitable relief or to rescind or terminate this Agreement or any of Purchaser's rights hereunder. Purchaser shall not be deemed in breach of this Agreement unless and until Purchaser receives written notice from Owner specifying the alleged breach and unless Purchaser fails to cure such breach within ten (10) business days after receipt of such notice.

11. ASSIGNMENT. Purchaser shall have the irrevocable right to
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assign Purchaser's rights hereunder to any person, firm or
corporation, as and to the extent Purchaser may elect. The Purchaser remains liable in the case of any assignment. In the event of any such assignment, reference to and provisions relating to Purchaser herein shall be deemed to refer to and relate to Purchaser's assignee to the extent and subject to the limitation of the assignment.

12. NOTICES. Any notices, requests and demands in connection with
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this Agreement shall be in writing and shall be served personally on the party to whom notice is to be ,given, or mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed as set forth below unless otherwise specified in a notice given pursuant to this paragraph setting forth a new address:

OWNER

Mark C. Thomas
20010 Pacific Coast Highway
Malibu, California 90265

Copy TO

Thomas Patrick Rowan -A Professional Law Corporation
c/o Tom Rowan/Bob Angel
11601 Wilshire Boulevard, Suite 2200
Los Angeles 90025


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PURCHASER

Film and Miracle Entertainment Inc.
5670 Wilshire Blvd. Suite 1690
Los Angeles, California 90036

Notices provided hereunder shall be deemed to have been duly given on the date of service if served personally or on the third day after mailing, if mailed as provided herein.

13. ENTIRE AGREEMENT. This Agreement, including the Short Form
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Assi9nment attached hereto as Exhibit "A," constitutes the entire agreement between the parties and cannot be modified except by written instrument executed and delivered by Purchaser and Owner. Neither Purchaser nor Owner has made any representations, promises or warranties expressed or implied, not set forth herein or in any exhibit and each of the parties acknowledges that this Agreement has not been executed by such party in reliance upon any such representation, promise or warranty of the other party.

14. GOVERNING LAW. This Agreement shall in all respects be
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governed and controlled by the laws of the State of California.

15. ARBITRATION. Any dispute, controversy or claim arising out
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of or relating to the enforcement, interpretation or alleged breach of this Agreement, shall be submitted to and resolved by binding arbitration in Los Angeles, California before one neutral arbitrator appointed in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the 1:lrbitrator may be entered in and enforceable by any court having jurisdiction. If the 'Writers Guild of America ("WGA") has jurisdiction over the screenplay then the WGA will have the jurisdiction over the arbitration.


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered the day and year first above written.

AGREED AND ACCEPTED:

/S/ Mark C. Thomas
--------------------------------
Mark C. Thomas ("Owner")



/s/


AGREED AND ACCEPTED



("Purchaser")


/s/John Daly
------------------------------------
Film and Miracle Entertainment, Inc.
("Purchaser")

By:  John Daly

Its:  President


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                          EXHIBIT "A"
                          -----------

                      SHORT FORM ASSIGNMENT
                      ---------------------

KNOW ALL MEN BY THESE PRESENTS: That in consideration of the payment of good and valuable consideration, receipt of which is hereby acknowledged, the under- signed, Mark C. Thomas ("Owner") does hereby sell, assign, transfer, grant, set over and convey to Film And Miracle Entertainment, Inc. ("Purchaser") and its assigns, successors, licensees and transferees, all rights of every kind, now known or hereafter devised, including, without limitation, all rights of copyright (including all renewals and extensions thereof) and all audio-visual and publishing rights, including, without limitation, the sole and exclusive motion picture (silent, sound, musical and/or talking), sequel, remake, television, phonograph record, publication, interactive, internet, merchandising and commercial tie-up rights, and all allied and ancillary rights, throughout the universe, in perpetuity, in and to that certain original, entirely-fictional, unexploited literary material and screenplay described as follows:

TITLE:

"The Harder They Fall" a/k/a
" Johnny Phoenix" (the "Work")

AUTHOR: Mark C. Thomas ("Author")

COPYRIGHT REGISTRATION #

including, without limitation, all stories, plots, characters, characterizations, dialogue, 'treatments, drafts, revisions and other adaptations thereof.

Owner and Purchaser have entered into that certain Literary
Purchase Agreement (the "Agreement"), dated as of December 22nd,
2003, relating to the transfer and assignment of the foregoing rights in and to the Work.

Without limiting the generality of the foregoing, this Short Form Assignment shall be deemed to include, and shall be limited to, those rights of whatever nature which are included within the Agreement, -which is not limited, added to, modified or amended thereby, and this Short Form Assignment is expressly made subject to all of the terms conditions and provisions contained in the Agreement.


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IN WITNESS WHEREOF, the undersigned has executed this Assignment as of December 22, 2003.

AGREED AND ACCEPTED:


/S/Mark C. Thomas
-----------------------------
Mark C. Thomas Film ("Owner")

AGREED AND ACCEPTED:


/s/John Daly
------------------------------------
Film and Miracle Entertainment, Inc.
("Purchaser")

By:  John Daly

Its:  President


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